Exhibit 99.1

Ocular Therapeutix™ Announces Proposed Public Offering of Common Stock

BEDFORD, Mass, May 19, 2020 - Ocular Therapeutix™, Inc. (NASDAQ: OCUL), a biopharmaceutical company focused on the formulation, development, and commercialization of innovative therapies for diseases and conditions of the eye, today announced that it has commenced an underwritten public offering of its common stock. In addition, the Company is expected to grant the underwriters of the offering a 30-day option to purchase up to an additional 15% of the shares to be sold in the public offering on the same terms and conditions. All of the shares in the offering are to be sold by the Company. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed.

Jefferies LLC and Piper Sandler & Co. are acting as joint book-running managers for the offering.

The proposed offering is being made pursuant to a shelf registration statement on Form S-3 that was previously filed with and declared effective by the Securities and Exchange Commission (SEC). This offering will be made only by means of a prospectus supplement and the accompanying prospectus that form a part of the registration statement. Before investing in the offering, interested parties should read the prospectus supplement and the accompanying prospectus for the offering and the other documents the Company has filed with the SEC, which are incorporated by reference in the prospectus supplement and the accompanying prospectus for the offering and which provide more complete information about the Company and the offering. Electronic copies of the preliminary prospectus supplement and the accompanying prospectus for the offering will be available on the website of the SEC at www.sec.gov. Copies of the preliminary prospectus supplement and the accompanying prospectus relating to this offering may also be obtained, when available, by contacting Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, 2nd Floor, NY 10022, by telephone: (877) 821-7388, or by email: Prospectus_Department@Jefferies.com or Piper Sandler & Co., Attention: Prospectus Department, 800 Nicollet Mall, J12S03, Minneapolis, MN 55402, by telephone: (800) 747-3924, or by email: prospectus@psc.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Ocular Therapeutix, Inc.

Ocular Therapeutix, Inc. is a biopharmaceutical company focused on the formulation, development, and commercialization of innovative therapies for diseases and conditions of the eye using its proprietary bioresorbable hydrogel-based formulation technology. Ocular Therapeutix’s first commercial drug product, DEXTENZA®, is FDA-approved for the treatment of ocular inflammation and pain following ophthalmic surgery. Ocular Therapeutix has recently completed a Phase 3 clinical trial evaluating DEXTENZA for the treatment of ocular itching associated with allergic conjunctivitis and intends to file an sNDA by the end of 2020. OTX-TP (intracanalicular travoprost insert) is an intracanalicular insert in clinical development for the reduction of intraocular pressure in patients with primary open-angle glaucoma and ocular hypertension. The Company’s earlier stage development assets include OTX-CSI, an intracanalicular cyclosporine insert for the treatment of dry eye disease, OTX-TIC, an extended-delivery intracameral travoprost implant for the reduction of intraocular pressure in patients with glaucoma and ocular hypertension, as well as sustained release intravitreal implants for the treatment of retinal diseases. These intravitreal implants include OTX-TKI, containing the tyrosine kinase inhibitor (TKI) axitinib, and, in collaboration with Regeneron, OTX-IVT, an extended-delivery protein-based anti-vascular endothelial growth factor (VEGF) trap. Ocular Therapeutix's first product, ReSure® Sealant, is FDA-approved to seal corneal incisions following cataract surgery.

Forward Looking Statements

Any statements in this press release about future expectations, plans, and prospects for the Company, including the Company’s expectations and plans regarding the proposed underwritten public offering, the Company’s anticipated use of proceeds of the offering, the commercialization of DEXTENZA®, ReSure Sealant, or any of the Company’s product candidates; the commercial launch of, and effectiveness of reimbursement codes for, DEXTENZA; the development and regulatory status of the Company’s product candidates, such as the Company’s development of and prospects for approvability of DEXTENZA for additional indications including allergic conjunctivitis, OTX-TP for the treatment of primary open-angle glaucoma and ocular hypertension, OTX-CSI for the treatment of dry eye disease, OTX-TIC for the treatment of primary open-angle glaucoma and ocular hypertension, OTX-TKI for the treatment of retinal diseases including wet AMD, and OTX-IVT as an extended-delivery formulation of the VEGF trap aflibercept for the treatment of retinal diseases including wet AMD; the Company’s intention to file an sNDA for DEXTENZA for the treatment of ocular itching associated with allergic conjunctivitis; the ongoing development of the Company’s extended-delivery hydrogel depot technology; the potential utility of any of the Company’s product candidates; the potential benefits and future operation of the collaboration with Regeneron Pharmaceuticals, including any potential future payments thereunder; the expected impact of the COVID-19 pandemic on the Company and its operations; the sufficiency of the Company’s cash resources and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the timing and costs involved in commercializing DEXTENZA, ReSure Sealant or any product candidate that receives regulatory approval, including the conduct of post-approval studies, the ability to retain regulatory approval of DEXTENZA, ReSure Sealant or any product candidate that receives regulatory approval, the ability to maintain reimbursement codes for DEXTENZA, the initiation, timing and conduct of clinical trials, availability of data from clinical trials and expectations for regulatory submissions and approvals, the Company’s scientific approach and general development progress, the availability or commercial potential of the Company’s product candidates, the Company’s ability to generate its projected net product revenue on the timeline expected, if at all, the sufficiency of cash resources, the Company’s existing indebtedness, the ability of the Company’s creditors to accelerate the maturity of such indebtedness upon the occurrence of certain events of default, the outcome of the Company’s ongoing legal proceedings, the severity and duration of the COVID-19 pandemic including its effect on the Company’s and relevant regulatory authorities’ operations and the financial markets, the final terms of the proposed underwritten offering, the satisfaction of customary closing conditions related to the proposed underwritten public offering, the need for additional financing or other actions and other factors discussed in the “Risk Factors” section contained in the preliminary prospectus supplement related to the public offering and the Company’s quarterly and annual reports on file with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date of this release. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this release.

Contacts:

Investors

Ocular Therapeutix

Donald Notman

Chief Financial Officer

dnotman@ocutx.com

or

Westwicke, an ICR Company

Chris Brinzey

Managing Director

chris.brinzey@westwicke.com

Media

Ocular Therapeutix

Scott Corning

Senior Vice President, Commercial

scorning@ocutx.com